                                                                   EXHIBIT 10.8


                               CONTINUING GUARANTY



TO: FIRST HAWAIIAN BANK, AS AGENT, AND TO THE BANKS THAT ARE, OR MAY BECOME, PARTIES TO THE AGREEMENT



            Schuler Homes, Inc., a Delaware corporation (herein the "Company"), has entered into a Revolving Credit Agreement dated as of even date herewith (the "Agreement") with First Hawaiian Bank, as Agent (the "Agent"), and First Hawaiian Bank, Bank of America, N.A., Fleet National Bank, N.A., and California Bank & Trust (together with any other financial institution from time to time a party to the Agreement, the "Banks"). Capitalized terms used herein and not otherwise defined shall have the same meanings as the terms used and defined in the Agreement. Subject to the terms and provisions set forth in the Agreement, the Banks have agreed to make Loans to the Company. As a condition to the obligation of the Banks to make such Loans, each of the Subsidiaries of the Company listed on SCHEDULE A hereto (collectively, "Guarantor") is required to execute and deliver to the Agent this Guaranty. To induce the Banks to make the Loans to the Company as provided in the Agreement, Guarantor hereby agrees as follows:

            1. GUARANTY OF OBLIGATIONS. For valuable consideration, Guarantor unconditionally guarantees and promises to pay to the Agent, for the benefit of the Banks, or order, on demand, after the occurrence of an Event of Default, in lawful money of the United States of America:

                (1) all outstanding Loans and other Obligations of the Company evidenced by each Note; and

                (2) all other Obligations of the Company, including without limitation all amendments, modifications, supplements, renewals, or extensions of the foregoing, whether such amendments, modifications, supplements, renewals, or extensions are evidenced by new or additional instruments, documents, or agreements or change the rate of interest on any indebtedness or the maturity thereof, or otherwise. All indebtedness and obligations covered by this Guaranty are hereinafter collectively referred to as the "indebtedness." The term "indebtedness" shall also include, without limitation on the foregoing, all interest that accrues on all or any part of the indebtedness after the filing of any petition or pleading against the Company or any other Person for a proceeding under any chapter or provision of any present or future federal bankruptcy legislation or amendments thereto.

            2. NATURE OF GUARANTY. This Guaranty is continuing in nature and relates to any indebtedness, including indebtedness arising after the date hereof and any renewals or extensions of any indebtedness. The guaranty contained herein is a guaranty of payment and not of collection.

            3. RIGHTS INDEPENDENT. The obligations of Guarantor hereunder are independent of the Obligations of the Company or any other Person or any other guarantor or


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any security for the indebtedness or Obligations, and the Agent may, upon the occurrence of an Event of Default, proceed in the enforcement hereof independently of any other right or remedy that the Agent may at any time hold with respect to the Obligations, the indebtedness or any security or other guaranty therefor. The Agent may file a separate action or actions against Guarantor hereunder, whether action is brought and prosecuted with respect to any security or against the Company or any other Guarantor or any other Person, or whether the Company or any other Guarantor or any other Person is joined in any such action or actions. Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement of the Obligations. The liability of Guarantor hereunder shall be reinstated and revived, and the rights of the Agent and each Bank shall continue, with respect to any amount at any time paid on account of the Obligations which shall thereafter be required to be restored or returned by Agent or any Bank upon the bankruptcy, insolvency, or reorganization of the Company or any other Person, or otherwise, all as though such amount had not been paid. Guarantor further agrees that to the extent the Company or Guarantor makes any payment to Agent or any Bank in connection with the Obligations or the indebtedness and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Agent or such Bank, the obligations or the indebtedness or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

            4. AUTHORITY TO MODIFY THE OBLIGATIONS. Guarantor authorizes the Agent and each Bank, without notice to or demand on Guarantor and without affecting its liability hereunder or the enforceability hereof, from time to time to: (a) supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including increase or decrease the rates of interest thereon;
(b) supplement, modify, amend, or waive, or enter into or give any agreement, approval, or consent with respect to, the indebtedness or any part thereof or any of the Loan Documents or any security or additional guaranties, or any condition, covenant, default, remedy, right, representation, or term thereof or thereunder; (c) accept new or additional instruments, documents, or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof; (d) accept partial payments on the Obligations; (e) receive and hold additional security or guaranties for the Obligations or any part thereof or this Guaranty; (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer, and enforce the Obligations or any security or any other guaranties, and apply any security and direct the order or manner of sale thereof as Agent or such Bank in its discretion may determine; (g) release the Company or any other Person or any other guarantor from any personal liability with respect to the Obligations or any part thereof; (h) settle, release on terms satisfactory to Agent or such Bank or by operation of law or otherwise, compound, compromise, collect, or otherwise liquidate or enforce any of the Obligations and any security or other guaranty in any manner, consent to the transfer of any security, and bid and purchase at any sale; and (i) consent to the merger or any other change, restructure, or termination of the corporate existence of the Company or any other Person and correspondingly restructure the Obligations, and any such merger, change, restructure, or termination shall not affect the liability of Guarantor hereunder or the enforceability hereof with respect to all indebtedness.



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            5. WAIVER OF DEFENSES. Guarantor waives any right to require
Agent or any Bank, prior to or as a condition to the enforcement of this Guaranty, to: (a) proceed against the Company or any other Person or any other guarantor; (b) proceed against or exhaust any security for the Obligations or to marshal assets in connection with foreclosing collateral security; (c) give notice of the terms, time, and place of any public or private sale of any security for the Obligations; or (d) pursue any other remedy in Agent's or such Bank's power whatsoever. Guarantor waives any defense arising by reason of (i) any disability or other defense of the Company or any other Person with respect to the Obligations, (ii) the unenforceability or invalidity of the Obligations or any security or any other guaranty for the Obligations or the lack of perfection or failure of priority of any security for the Obligations, (iii) the cessation from any cause whatsoever of the liability of the Company or any other Person or any other guarantor (other than by reason of the full payment and discharge of all indebtedness), or (iv) any act or omission of Agent or any Bank or any other Person which directly or indirectly results in or aids the discharge or release of the Company or any other Person or the Obligations or any security or other guaranty therefor by operation of law or otherwise. Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and all other notices of any kind or nature whatsoever with respect to the Obligations, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Obligations.

            6. DEFERRAL OF SUBROGATION. Until all Obligations have been paid and performed in full, (a) Guarantor shall not exercise any rights of subrogation, contribution or reimbursement against the Company or any other guarantor of the Obligations (individually each an "other Loan Party"), and
(b) Guarantor shall not exercise any right to enforce any right, power or remedy which Agent or each Bank now has or may in the future have against any other Loan Party and any benefit of, and any right to participate in, any security for this Guaranty or for the obligations of any other Loan Party now or in the future held by Agent or each Bank. If Guarantor nevertheless receives payment of any amount on account of any such subrogation, contribution or reimbursement rights or otherwise in respect of any payment by Guarantor of the Obligations prior to payment and performance in full of all Obligations, such amount shall be held in trust for the benefit of the Agent and immediately paid to the Agent for application to the Obligations in such order and manner as the Agent may determine.

            7. DEEDS OF TRUST ON REAL PROPERTY. Guarantor understands and acknowledges that if the indebtedness is ever secured by real property and Agent or a Bank forecloses judicially or nonjudicially against any real property security for the indebtedness, that foreclosure could impair or destroy any ability that Guarantor may have to seek reimbursement, contribution or indemnification from the Company or others based on any right Guarantor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by Guarantor under this Guaranty. Guarantor further understands and acknowledges that in the absence of this provision, such potential impairment or destruction of Guarantor's rights, if any, may entitle Guarantor to assert a defense to this Guaranty based on
Section 580d of the California Code of Civil Procedure as interpreted in UNION BANK v. GRADSKY, 265 Cal.App.2d 40 (1968). By executing this Guaranty, Guarantor freely, irrevocably and unconditionally: (i) waives and relinquishes that defense and agrees that Guarantor will be fully liable under this Guaranty even though Agent or a Bank may foreclose judicially or nonjudicially against the real property security for the indebtedness; (ii) agrees that Guarantor will not assert that defense in any action or proceeding which Agent or a Bank


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may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by Guarantor in this Guaranty include any right or defense that Guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that Agent and each Bank are relying on this waiver in entering into the Agreement, and that this waiver is a material part of the consideration which Agent and each Bank are receiving for entering into the Agreement. Guarantor further acknowledges and agrees that the waivers set forth in this Guaranty are operative regardless of whether Guarantor may have made any payments to Agent or any Bank. Guarantor further waives all rights and defenses arising out of an election of remedies by Agent or a Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's right of subrogation and reimbursement against the Company by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Guarantor specifically waives any right to a fair value hearing, and any and all other rights it may have under Section 580a of the California Code of Civil Procedure. Without limiting the foregoing, should any of the indebtedness guaranteed hereby ever be secured by real property, Guarantor further agrees as follows: Guarantor waives all rights and defenses that the Guarantor may have because the Company's debt is secured by real property. This means, among other things: (1) Agent and the Banks may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Company, and (2) if Agent and the Banks foreclose on any real property collateral pledged by the Company: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Agent and each Bank may collect from the Guarantor even if Agent or the Banks, by foreclosing on the real property collateral, have destroyed any right the Guarantor may have to collect from the Company. This is an unconditional and irrevocable waiver of any rights and defenses that Guarantor may have because the Company's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580(a), 580(b), 580(d), or 726 of the Code of Civil Procedure.

            8. CONDITIONS. Guarantor represents and warrants to the Agent, for the benefit of the Banks that: (a) this Guaranty is executed at the request of the Company; (b) that Guarantor has established adequate means of obtaining from the Company on a continuing basis financial and other information pertaining to the business of the Company; and (c) that Guarantor is now and will be completely familiar with the business, operation, condition, and assets of the Company. Guarantor hereby waives and relinquishes any duty on the part of the Agent or any Bank to disclose to Guarantor any matter, fact, or thing relating to the business, operation, condition, or assets of the Company now known or hereafter known by the Agent or any Bank during the life of this Guaranty. With respect to any Obligations, neither the Agent nor any Bank need inquire into the powers of the Company or the officers or employees acting or purporting to act on its behalf, and all Obligations made or created in good faith reliance upon the professed exercise of such powers shall be guaranteed hereby.

            9. AMENDMENTS; WAIVERS. Neither this Guaranty nor any provision hereof may be amended, modified, waived, discharged, or terminated except by an instrument in writing duly signed by or on behalf of the Banks. Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with Guarantor's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable


                                       4
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and not contrary to public policy or law. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

            10. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, remedy or privilege of the Agent hereunder or the Banks under the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

            11. COSTS AND EXPENSES IN ENFORCEMENT. Guarantor agrees to pay to the Agent all reasonable advances, charges, costs, and expenses, including reasonable Attorney Costs, incurred or paid by the Agent in exercising any right, power, or remedy conferred by this Guaranty, or in the enforcement of this Guaranty, whether or not an action is filed in connection therewith.

            12. NOTICES. All notices, requests, demands, directions, and other communications provided for hereunder must be in writing and must be personally delivered or mailed to Guarantor at the address set forth on the signature page of this Guaranty or at any other address as may be designated by Guarantor in a written notice sent to the Banks in accordance with the Agreement. Any notice, request, demand, direction, or other communication given by mail will be deemed effective on the third calendar day after deposited in the United States mails with first class postage prepaid; or if given by personal delivery, when delivered.

            13. BINDING AGREEMENT. This Guaranty and the terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of Guarantor, each Bank, and their respective successors and assigns, except that Guarantor shall not be permitted to transfer, convey, or assign this Guaranty or any interest herein without the prior written consent of each Bank. Each Bank may assign its interest hereunder in whole or in part in connection with an assignment of its Loans, Commitments and other rights and obligations under the Agreement pursuant to SECTION 11.6(a) thereof.

            14. SEVERABILITY. In case any right or remedy of the Banks shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other right or remedy granted hereby.

            15. MISCELLANEOUS. All words used herein in the plural shall be deemed to have been used in the singular, and all words used herein in the singular shall be deemed to have been used in the plural, where the context and construction so require. Section headings in this Guaranty are included for convenience of reference only and are not a part of this Guaranty for any other purpose. This Guaranty is executed in connection with, and is subject to, the terms and provisions of the Agreement.

            16. GOVERNING LAW. This Guaranty shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California without regard to the conflict of law provisions thereof.


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            17. JOINT AND SEVERAL LIABILITY. The liability and obligations of each corporation, partnership, limited liability company or other entity executing this Guaranty as a "Guarantor" hereunder shall be joint and several; and, without limiting the foregoing, each such corporation, partnership or other entity executing this Guaranty shall individually be liable and responsible for repayment of the full amount of all Obligations and indebtedness owing to each and all of the Banks.



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            IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed as of June 28, 2001.

                                  "GUARANTOR":

                                  EACH OF THE CORPORATE GUARANTORS
                                  LISTED ON SCHEDULE I ATTACHED HERETO

                                  By:   /s/ Thomas Connelly
                                       -----------------------------
                                        Name: Thomas Connelly
                                        Title: Chief Financial Officer
                                        and Secretary



                                  EACH OF THE OTHER GUARANTORS LISTED ON
                                  SCHEDULE I ATTACHED HERETO


                                  By:   Its respective Managing Member
                                  or Sole Manager, as the case may be

                                  By:   /s/ Thomas Connelly
                                       -----------------------------
                                        Name: Thomas Connelly
                                        Title: Chief Financial Officer
                                        and Secretary





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                                   SCHEDULE A

                                   SUSIDIARIES


Melody Homes, Inc.
Melody Mortgage Co.
Schuler Homes of California, Inc.
Schuler Homes of Washington, Inc.
Schuler Homes of Oregon, Inc.
SHLR of Washington, Inc.
SHLR of Colorado, Inc.
SHLR of Nevada, Inc.
Schuler Realty/Maui, Inc.
Schuler Realty/Oahu, Inc.
Vertical Construction Corporation
SHLR of Utah, Inc.
Schuler Mortgage, Inc.
SHLR of California, Inc.
SSHI LLC (Stafford)
SRHI LLC (Rielly)
Schuler Homes Arizona LLC
SHA Construction LLC
LAMCO Housing, Inc.
II LAMCO Housing, Inc.
AP LHI, Inc.
APLAM, LLC
AP Western GP Corporation
AP WP Partners L.P.
AP WP Operating Corporation
HPH Homebuilders 2000 LP
Porter GP LLC
Porter LP LLC
Western Pacific Housing, Inc.
Western Pacific Housing Development Limited Partnership
Western Pacific Housing Development II Limited Partnership
WPH-Porter, LLC
Tracy, LLC (formerly WPH-Edgewood 56, LLC)
Western Pacific Housing-Agoura I, LLC
Western Pacific Housing-American Canyon, LLC
Western Pacific Housing-Antigua, LLC
Western Pacific Housing-Bay Vista, LLC
Western Pacific Housing-Broadway, LLC
Western Pacific Housing-Cabrera, LLC
Western Pacific Housing-Calvine, LLC
Western Pacific Housing-Carrillo, LLC
Western Pacific Housing-Cloverdale I, LLC
Western Pacific Housing-Cloverdale II, LLC
Western Pacific Housing-Communications Hill, LLC


                                   SCHEDULE A


                                       1
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SUBSIDIARIES (CONTINUED)


Western Pacific Housing-Cordelia Commons I, LLC
Western Pacific Housing-Coto I, LLC
Western Pacific Housing-Creekside, LLC
Western Pacific Housing-Cypress Woods, LLC
Western Pacific Housing-Deer Creek, LLC
Western Pacific Housing-East Park, LLC
Western Pacific Housing-Edgewood 45, LLC
Western Pacific Housing-Escondido, LLC
Western Pacific Housing-Fieldstone, LLC
Western Pacific Housing-Hercules MRB, LLC
Western Pacific Housing-Hercules Village, LLC
Western Pacific Housing-Land Park North, LLC
Western Pacific Housing-Laurel Woods II, LLC
Western Pacific Housing-Lomas Verdes, LLC
Western Pacific Housing-Martinez, LLC
Western Pacific Housing-Menifee, LLC
Western Pacific Housing-Montellano, LLC
Western Pacific Housing-Murrieta, LLC
Western Pacific Housing-Natomas Village 13, LLC
Western Pacific Housing-Norco Estates, LLC
Western Pacific Housing-Paradise Creek, LLC
Western Pacific Housing-Providence I, LLC
Western Pacific Housing-Robinhood Ridge, LLC
Western Pacific Housing-Rowland Heights, LLC
Western Pacific Housing-Saddlebrook, LLC
Western Pacific Housing-San Elijo, LLC
Western Pacific Housing-Simi I, LLC
Western Pacific Housing-Sonoma, LLC
Western Pacific Housing-Spanish Hills, LLC
Western Pacific Housing-Stone Lake, LLC
Western Pacific Housing-Sun Valley, LLC
Western Pacific Housing-Terra Bay Woods, LLC
Western Pacific Housing-Torrey Glenn, LLC
Western Pacific Housing-Towngate, LLC
Western Pacific Housing-Valpico, LLC
Western Pacific Housing-Vineyard Terrace, LLC
Western Pacific Housing-Wesminster, LLC
Western Pacific Housing-Windsor Pointe, LLC
Western Pacific Housing-Black Mountain, LLC
Western Pacific Housing-Cameron Meadows, LLC
Western Pacific Housing-Carlsberg Ranch, LLC
Western Pacific Housing-Carpenteria, LLC
Western Pacific Housing-Dos Vientos 78, LLC
Western Pacific Housing-Fillmore, LLC
Western Pacific Housing-Lyons Canyon Partners, LLC
Western Pacific Housing-San Elijo Area R, LLC



                                   SCHEDULE A


                                       2
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SUBSIDIARIES (CONTINUED)

Western Pacific Housing-Scott Ranch, LLC
Western Pacific Housing-Sorrento, LLC
Western Pacific Housing-Torrey Village Center
Western Pacific Housing-Torrey, LLC
Western Pacific Housing-Torrey Santa Fe, LLC
WPH-Camino Ruiz, LLC
WPH-HPH LLC
WPH-SAL2, L.P. (formerly WPH-Sunset Hills III, L.P.)
Western Pacific Funding, Inc.
Western Pacific Housing - McGonigle Canyon, LLC
Western Pacific Housing-Torrey Commercial, LLC
Western Pacific Housing-Torrey Multi-Family, LLC
WPH-SAL1, L.P.
WPH Management Co.
III LAMCO Housing, Inc.
IV LAMCO Housing, LLC
V LAMCO Housing, LLC
Allegra, LLC
Coto Venture, Ltd. (see WPH-Coto Venture, L.P.)
HPH Homebuilders LP 1995
HPH Homebuilders LP 1996
Livermore Homebuilders LP
Oakley-Avalon LP
Western Pacific Housing-Altamar, LLC
Western Pacific Housing-Altura, L.P.
Western Pacific Housing-Arbor Hills, LLC
Western Pacific Housing-Aviara, L.P.
Western Pacific Housing-Bella Nevona, LLC
Western Pacific Housing Co.
Western Pacific Housing-Canyon Park, LLC
Western Pacific Housing-Carlsbad I, LLC
Western Pacific Housing-Carmel, LLC
Western Pacific Housing-Carter Station, LLC
Western Pacific Housing-Corona, L.P.
Western Pacific Housing-Coto Venture, L.P.
Western Pacific Housing-Culver City, L.P.
Western Pacific Housing-Curran Grove, LLC
Western Pacific Housing-Del Sol
Western Pacific Housing-El Camino, LLC
Western Pacific Housing-Financing Partners
Western Pacific Housing-Glen View, LLC
Western Pacific Housing-Hamptons, L.P.
Western Pacific Housing-Lost Hills Park, LLC
Western Pacific Housing-Mayfair, LLC
Western Pacific Housing-Mountaingate, L.P.
Western Pacific Housing-Oso, L.P.


                                    SCHEDULE A


                                       3
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SUBSIDIARIES (CONTINUED)


Western Pacific Housing-Pacific Park, L.P.
Western Pacific Housing-Pacific Park II, LLC
Western Pacific Housing-Penasquitos, LLC
Western Pacific Housing-Poinsettia, L.P.
Western Pacific Housing-Rancho Del Tio, LLC
Western Pacific Housing-Riverside I, LLC
Western Pacific Housing-San Simeon, L.P.
Western Pacific Housing-San Simeon II, L.P.
Western Pacific Housing-Santa Fe, LLC
Western Pacific Housing-Saugus, L.P.
Western Pacific Housing-Scripps, L.P.
Western Pacific Housing-Scripps II, LLC
Western Pacific Housing-Seacove, L.P.
Western Pacific Housing-Shadow Creek, LLC
Western Pacific Housing-Skyridge, L.P.
Western Pacific Housing-Stanton I, LLC
Western Pacific Housing-Sunset Hills I, L.P.
Western Pacific Housing-Sunset Hills II, L.P.
Western Pacific Housing-Sutton Place, LLC
Western Pacific Housing-Tiburon II, L.P.
Western Pacific Housing-Torrey Hills, LLC
Western Pacific Housing-Westlake, L.P.
Western Pacific Housing-Westlake II, L.P.
Western Pacific Housing-Windflower, L.P.
Western Pacific Housing-Winterhaven, LLC
Western Pacific Housing-Woods, L.P




                                  SCEDULE A


                                       4